Filed Pursuant to Rule 497(a)

File No. 333-186097

Rule 482ad

For information:
Molly Marion
Laurissa Martire
David Schachter
(914) 921-5070

PRESS RELEASE

FOR IMMEDIATE RELEASE
Rye, New York	NYSE MKT – GGN
May 7, 2013	CUSIP – 36465A109
NYSE MKT – GGN Pr B
CUSIP – 36465A307

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST BY GABELLI

ISSUES $100 MILLION OF 5.00% SERIES B CUMULATIVE PREFERRED SHARES

Rye, NY — GAMCO Global Gold, Natural Resources & Income Trust by Gabelli (NYSE MKT:GGN) (the “Fund”) is pleased to announce the completion of an underwritten offering of 4 million 5.00% Series B Cumulative Preferred Shares (the “Series B Preferred Shares”) at a public offering price of $100 million.

The Series B Preferred Shares are rated A1 by Moody’s Investors Service, Inc. The Series B Preferred Shares are perpetual, non-callable for five years, and were issued at $25.00 per share. Distributions are scheduled to be paid quarterly beginning on June 26, 2013.

The lead underwriters in the offering were Citigroup Global Markets Inc. and BofA Merrill Lynch.

The Series B Preferred Shares are expected to begin trading on the NYSE MKT under the symbol “GGN Pr B” within thirty days of the date of issuance.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli is a non-diversified, closed-end management investment company with $1.3 billion in total net assets whose primary investment objective is to provide a high level of current income. The Fund invests primarily in equity securities of gold and natural resources companies and intends to earn income primarily through a strategy of writing (selling) primarily covered call options on equity securities in its portfolio. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE: GBL), which is a publicly traded NYSE listed company.

This press release is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus supplement and related base prospectus relating to the Series B Preferred Shares contain this and additional information about GAMCO Global Gold, Natural Resources & Income Trust by Gabelli and the Series B Preferred Shares, and should be read carefully before investing.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties, including, but not limited to, statements as to our future operating results; our business prospects and the prospects of our portfolio companies; the impact of investments that we expect to make; the dependence of our future success on the general economy and its impact on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; our expected financings and investments; the adequacy of our cash resources and working capital; and the timing of cash flows, if any, from the operations of our portfolio companies.

The Fund may use words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. The Fund does not undertake to update our forward-looking statements unless required by law.